EXHIBIT 99.1

                           Gateway Energy Corporation

                     Positioned for Growth in the Midstream


                       Starlight - NYPE Energy Conference

                                 April 23, 2007

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Forward-Looking Statements

Certain of the statements included in this presentation, which express a belief, expectation or intention, as well as those regarding future financial performance or results, or which are not historical facts, are "forward-looking" statements as that term is defined in the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. The words "expect", "plan", "believe", "anticipate", "project", "estimate", and similar expressions are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance or events and such statements involve a number of risks, uncertainties and assumptions, including but not limited to industry conditions, prices of crude oil and natural gas, regulatory changes, general economic conditions, interest rates, competition, and other factors. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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Positioned for Growth in the Midstream

o Owns and operates natural gas gathering, transportation and distribution systems in Texas and Oklahoma and offshore Texas and the federal waters of the Gulf of Mexico

o Gathers natural gas and liquid hydrocarbons for processing and transportation to other pipelines

o    Makes sales of natural gas to end-users

o Focused on rationalization of its asset base through prudent allocation of capital and sale of non strategic assets

o Positioned for growth to expand the company through strategic acquisitions in the mid-stream sector of the natural gas industry

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Financial Overview

o    OTC Bulletin Board Ticker: GNRG

o    Recent Price: $0.50 (4/20/2007)

o    2006 EPS: $0.02

o    Market Capitalization: $8.6 million

o    Diluted Shares Outstanding: 17.1 million

o    LT Debt / Equity: 2.0%

o    Cash: $1.5 million

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Operating Segments







                               [GRAPHIC OMITTED]

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2006 Income Statement

$000
----


Segment Income

         Offshore                                        1,019

         Madisonville                                      244
         -----------------------------------------------------

         Midstream                                       1,263



         Waxahachie                                        700

         Fort Cobb                                         285
         -----------------------------------------------------

         Distribution                                      985



Total Segment EBITDA                                     2,248

         Corp Overhead                                   1,481
         -----------------------------------------------------


Corp EBITDA                                                767

         Depr-Amort-Accretion                              551

         Interest Exp (Net)                                 20
         -----------------------------------------------------

Continuing Ops Inc                                         196

      Non-Continuing Inc                                   109
      --------------------------------------------------------

Total Company Net Inc                                      305

No. Diluted Shrs (mm)                                     17.1

EPS

Continuing Ops*                                          .0114

Total Company                                            .0178

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Balance Sheet
Low Debt, Strong Current Ratio

               $000               12/31/04          12/31/05          12/31/06
               ----               --------          --------          --------

      Cash                            176              954             1,104

      Accounts Receivable             900            1,460             1,353

      Inventory & Prepaids            116               77               441
      --------------------          -----            -----             -----

      Current Assets                1,192            2,492             2,898

      Net Fixed Assets              6,747            6,312             5,946

      Other Assets                    376              294               132

      Discontinued Ops                281
      ----------------              -----

Total Assets                        8,596            9,098             8,976



     Accts Pay &
     Accrued Liabs                  1,218            1,512             1,150


     Notes Payable                    248               88               128

     Long Term Debt                   766              440               325

     Capitalized Lease                 85               75               643

     Future Asset Retire
     Obligations                      321              344               368

     Liabs Discontinued Ops        *2,109

     Minority Interest                                 862               838

     Equity                         3,848            5,777             6,104
     ------                         -----            -----             -----

Total Liabilities & Equity          8,596            9,098             8,976

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Investment Appeal
Current Company Valuation Does Not Reflect 2007 Opportunities

     o    Core Business Provides Strong Profit Foundation

          o    Significant growth programs not yet reflected in reported numbers

          o    Strong Balance Sheet

          o    Experienced Management Team

     o    Effective deployment of capital

          o    Disposition of Non-Strategic Assets

          o Focused Growth Plan to acquire and invest in new mid-stream assets

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2006 Highlights
Preparing For Growth in 2007

     o    Reported Results

          o Income from Continuing Operations of $350,000 versus a prior year net loss of $220,000

          o    Operating Margin Increased 12%

          o    EPS increased by $0.04 over prior year

          o    Achieved debt/equity ratio of 2%

     o    Setting Stage for 2007 Results

          o    Sold Nitrogen Rejection technology

          o Rate increase on Fort Cobb dramatically increased its marketability

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Offshore Pipelines Located in the Prolific
Texas Gulf Coast Waters


[Omitted map of Galveston Bay and Texas Gulf areas]

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Offshore Gathering
9 Years of Territorial Dominance

     o Gateway owns several strategically located pipelines in Galveston Bay and Gulf of Mexico

          o    Large diameter pipelines with capacity for additional growth

          o Company connected every new well completed in our operating area in the past 9 years

          o    Minimal capital expenditures to connect new production

          o    Limited competition

          o Advances in seismic acquisition technology continues to expand the scope of potential production zones

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Offshore Gathering
Great Growth Potential

     o    Current clients include

          o    St. Mary Land and Exploration

          o    Hydro Gulf of Mexico

          o    Merit Energy

          o    Whiting Petroleum

     o    2007 Year-to-date activity

          o    2 new wells connected and flowing

          o    1 well recompleted and flowing

          o    1 well recently completed and awaiting connection

     o    2007 Potential Activity

          o    Several drilling permits recently issued

          o    Multiple producers have plans to drill in the next 2 quarters

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Offshore Gathering
Recent Leasing Activity - "The Future"

[Omitted map of Texas General Land Office - Oil and Gas Lease Sales for the Galveston Bay and Texas Gulf areas]

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Madisonville System

[Omitted map of Texas]

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Madisonville
Revenues Expected to Quadruple Mid-Year

     o    Current plant capacity is 18,000 Mcf/d

     o    Expanded plant capacity is 68,000 Mcf/d

     o    Expected in service by the end of Q2-07

     o Transports natural gas from the Madisonville Processing Plant to two major pipelines

     o Company has a fully dedicated agreement to transport all gas from the Madisonville Plant

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Madisonville
Production Exceeds Expanded Plant Capacity

     o    Plant is expected to be at capacity at start-up of new expansion

     o Two major producers have drilled 6 wells to date and additional drilling is expected in 2007

     o Company's pipeline capacity is sufficient until demand exceeds 100,000 Mcf/d

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Waxahachie System

[Omitted map of Texas]

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Waxahachie
Consistent Profit and Cash Flow

     o Markets and transports natural gas to major industrial customers including Dart Container Corp., Owens Corning, Elk Corp., et al.

     o    Added 2 new sales customers in 2007

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Financial Performance
Steady Financial Growth


[Omitted graph illustrating continuing operations net income for 2004, 2005 and 2006]

Asset Rationalization

1.   Nitrogen Rejection Technology

     Sold Technology Rights for $500,000

     o Monetized asset that was capital intensive and outside of core competencies

     o Agreement provides certain rights to participate in pipeline projects related to future nitrogen rejection projects

     o Allows company to derive future revenues from nitrogen rejection projects utilizing our core pipeline competency

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Asset Rationalization

2.   Fort Cobb Distribution

     Announced sale for $2.6 million plus
     $200,000 debt

          o    Asset outside of strategic focus

          o    Closing subject to regulatory approval expected by 06/01/07

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Growth Strategies

     o    Stable Earnings - Immediately accretive acquisitions

     o Strategic Alliances - Provide gathering services for producers in active drilling areas

     o Long-Term Projects with Superior Growth Potential - Strategic capital investments in new infrastructure with an 18-24 month start up period.






Proven Management Team

Board of Directors

     o    Steven W. Cattron
          Appointed to Board of Directors in July 2005,serves as Chairman of the Board. Currently owner of Cattron Enterprises, Inc., a professional consulting practice focused on improving profitability of small to medium sized companies.

          Previously was President and COO of Missouri Gas Energy, a natural gas distribution company serving Western Missouri as well as Vice President of Sales and Marketing and Regulatory Affairs for Kansas City Power and Light, an electric company serving western Missouri and eastern Kansas.

     o    Chauncey J. Gundelfinger, Jr.
          Was elected a member of Board of Directors in September 2005. Mr. Gundelfinger is an insurance broker and owns his own brokerage company.

     o    Robert Panico

          Elected Company President and CEO in May 2005.

          Served on the Board of Directors since July 2005.

     o    John A. Raasch
          Served on Board of Directors since 2004. Was Senior Vice President of Wachovia Securities until retirement on December 31, 2003 after 33 years of service. Was Interim President and CEO of Gateway Energy Corporation from October 2004 to May 2005.

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Board of Directors - Cont'd

     o    Steven C. Scheler
          Elected member of Board of Directors in September 2005. Serves as a sales/marketing representative of a freight transportation service.

     o    J. Darby Sere
          Appointed to Board of Directors in August 2005. Currently is CEO and President of GeoMet, Inc., a public coal bed methane exploration and development company. Was President and CEO of Bellwether Exploration Company, a public natural gas and oil production company. Also served as President and CEO of Bayou Resources, Inc. as well as Executive VP and COO of Howell Petroleum Corporation.

     o    Gordon L. Wright
          Appointed to Board of Directors in August 2006. Over 38 years in oil and gas. Currently is President of Wright Petroleum Consulting Co. Previously was CEO of CGAS, Inc., an Appalachian exploration and production company, and spent over 20 years with CMS Nomeco Oil & Gas Co., where he rose to the Position of President and CEO.